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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
INSWEB CORPORATION (Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

May 2, 2003

Dear Stockholder:

        This year's annual meeting of stockholders will be held on Tuesday, June 3, 2003, at 9:00 a.m. local time, at the corporate headquarters of InsWeb Corporation, located at 11290 Pyrites Way, Suite 200, Gold River, California 95670. You are cordially invited to attend.

        The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

        After reading the Proxy Statement, please promptly mark, sign and return the enclosed proxy card in the postage-paid envelope to assure that your shares will be represented. Your shares cannot be voted unless you date, sign, and return the enclosed proxy card or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders are important.

        A copy of InsWeb's Annual Report to Stockholders is also enclosed for your information. At the annual meeting we will review InsWeb's activities over the past year and our plans for the future. The Board of Directors and management look forward to seeing you at the annual meeting.

Very truly yours,

L. Eric Loewe Senior Vice President, Secretary and General Counsel

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 3, 2003

TO THE STOCKHOLDERS:

        Please take notice that the annual meeting of the stockholders of InsWeb Corporation, a Delaware corporation ("InsWeb"), will be held on Tuesday, June 3, 2003, at 9:00 a.m. local time, at the corporate headquarters of InsWeb, located at 11290 Pyrites Way, Suite 200, Gold River, California 95670, for the following purposes:

  1.
  To elect two (2) Class I directors to hold office for a three-year term and until their respective successors are elected and qualified.

  2.
  To consider and ratify the appointment of Ernst & Young LLP as InsWeb's independent auditors for the year ending December 31, 2003.

  3.
  To consider and approve an amendment to InsWeb's 1997 Stock Option Plan to increase the size of options granted automatically to members of the Board of Directors.

  4.
  To transact such other business as may properly come before the meeting.

        Stockholders of record at the close of business on April 8, 2003 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at InsWeb's principal offices located at 11290 Pyrites Way, Suite 200, Gold River, California 95670.

By order of the Board of Directors,

L. Eric Loewe Senior Vice President, Secretary and General Counsel

Sacramento, California
May 2, 2003

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

        The accompanying proxy is solicited by the Board of Directors of InsWeb Corporation, a Delaware corporation ("InsWeb"), for use at its annual meeting of stockholders to be held on June 3, 2003, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The date of this Proxy Statement is May 2, 2003, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.

SOLICITATION AND VOTING OF PROXIES

        The cost of soliciting proxies will be borne by InsWeb. In addition to soliciting stockholders by mail, InsWeb will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of InsWeb registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. InsWeb may use the services of its officers, directors and others to solicit proxies, personally or by telephone, without additional compensation. In addition, InsWeb has retained American Stock Transfer & Trust Co., a registrar and transfer agent firm, for assistance in connection with the annual meeting at no additional cost except for reasonable out-of-pocket expenses.

        On April 8, 2003, there were 4,693,927 shares of InsWeb's Common Stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each stockholder of record as of that date is entitled to one vote for each share of Common Stock held by him or her. InsWeb's bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum.

        All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a stockholder specifies by means of his or her proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy at any time before the time it is exercised by delivering to the Secretary of InsWeb a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

INFORMATION ABOUT INSWEB

Stock Ownership of Certain Beneficial Owners and Management

        The following table sets forth, as of April 8, 2003, certain information with respect to the beneficial ownership of InsWeb's Common Stock by (i) each stockholder known by InsWeb to be the beneficial owner of more than 5% of InsWeb's Common Stock, (ii) each director of InsWeb, (iii) the Chief Executive Officer and each of the other executive officers of InsWeb that received total salary and bonus in excess of $100,000 in the year ended December 31, 2002, and (iv) all current directors and executive officers of InsWeb as a group.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Common Stock Outstanding(2)
5% Stockholders
SOFTBANK Corp.(3)	353,032	7.1%
Nationwide Mutual Insurance Company(4)	531,947	10.7%
Directors and Executive Officers
Hussein A. Enan(5)	1,353,187	27.1%
Mark P. Guthrie(6)	164,693	3.3%
Dennis H. Chookaszian	416	*
James M. Corroon(7)	5,773	*
Ronald D. Fisher(8)	356,365	7.1%
Thomas W. Orr(9)	700	*
Robert A. Puccinelli(10)	21,590	*
William D. Griffin(11)	25,557	*
L. Eric Loewe(12)	36,354	*
Current directors and executive officers as a group (9 persons)(13)	1,964,635	39.4%

*
Less than 1%.

(1)
The persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated, the address of the persons named in the table is 11290 Pyrites Way, Suite 200, Gold River, CA 95670.

(2)
Calculated on the basis of 4,693,927 shares of Common Stock outstanding as of April 8, 2003, except that shares of Common Stock underlying options exercisable within 60 days following April 8, 2003 are deemed outstanding for purposes of calculating the beneficial ownership of Common Stock of the holders of such options.

(3)
Consists of 117,677 shares held by SOFTVEN No. 2 Investment Enterprise Partnership and 235,355 shares held by SOFTBANK Finance Corp., each of which is an affiliate of SOFTBANK Corp. The address for SOFTBANK Corp. is Izumi Garden Tower 20F, 1-6-1 Roppongi Minato-ku Tokyo 106-6020.

(4)
Consists of 531,947 shares held by Nationwide Mutual Insurance Company. The address for Nationwide Mutual Insurance Company is One Nationwide Plaza, Columbus, OH 43215.

(5)
Includes 41,250 shares held by Mr. Enan's spouse and 66,547 shares subject to options exercisable within 60 days following April 8, 2003.

(6)
Includes 151,343 shares subject to options exercisable within 60 days following April 8, 2003.

(7)
Includes 5,773 shares subject to options exercisable within 60 days following April 8, 2003.

(8)
Includes 353,032 shares held by entities affiliated with SOFTBANK Corp. Mr. Fisher is vice chairman of SOFTBANK Holdings Inc., an affiliate of SOFTBANK Corp., and may be deemed to have voting or investment control with respect to these shares. Also, includes 3,333 shares subject to options exercisable within 60 days following April 8, 2003. Mr. Fisher disclaims beneficial ownership with respect to these shares. See footnote 3.

(9)
Includes 700 shares subject to options exercisable within 60 days following April 8, 2003.

(10)
Includes 9,090 shares subject to options exercisable within 60 days following April 8, 2003.

(11)
Includes 25,557 shares subject to options exercisable within 60 days following April 8, 2003.

(12)
Includes 35,054 shares subject to options exercisable within 60 days following April 8, 2003.

(13)
Includes 297,397 shares subject to options exercisable within 60 days following April 8, 2003.

Management

        Directors.    This section sets forth for InsWeb's current directors, including the Class I nominees to be elected at this meeting, their ages and information concerning their backgrounds.

Name	Position with InsWeb	Age	Director Since
Class I directors nominated for election at the 2003 Annual Meeting of Stockholders:
Robert A. Puccinelli	Director	65	1998
Mark P. Guthrie	Director and Chief Executive Officer	42	2002
Class II directors whose terms expire at the 2004 Annual Meeting of Stockholders:
James M. Corroon	Vice Chairman of the Board	63	1996
Ronald D. Fisher	Director	55	1999
Thomas W. Orr	Director	69	2003
Class III director whose terms expire at the 2005 Annual Meeting of Stockholders:
Hussein A. Enan	Chairman of the Board	57	1995
Dennis H. Chookaszian	Director	59	2003

        Robert A. Puccinelli has been a director of InsWeb since May 1998. From October 1985 to May 1995, Mr. Puccinelli was chairman and chief executive officer of Industrial Indemnity, a nationwide property and casualty insurance company.

        Mark P. Guthrie has been a director of InsWeb since July 2002. Mr. Guthrie joined InsWeb in September 1997 as Senior Vice President of Strategic Partnerships and served as its Executive Vice President of Operations from July 1998 to June 2000. Mr. Guthrie was appointed InsWeb's Chief Operating Officer in January 2000, and its President in June 2000. He has served as Chief Executive Officer since July 2002. From July 1995 to August 1997, Mr. Guthrie held various positions with Industrial Indemnity, a nationwide property and casualty insurance company, most recently as senior operating officer of national programs.

        James M. Corroon has been a director of InsWeb since August 1996 and has served as Vice Chairman of the Board since May 1999. From July 1999 to December 2000, he was a full-time employee of InsWeb and a member of the senior management team. Mr. Corroon has been a director of Willis Corroon of California, an insurance services firm, since January 1996. From October 1966 to December 1995, Mr. Corroon held various management positions with Willis Corroon and its predecessor entity, Corroon & Black Corporation.

        Ronald D. Fisher has been a director of InsWeb since September 1999. Mr. Fisher is Vice Chairman of SOFTBANK Holdings Inc. and a Managing Partner of SOFTBANK Capital Partners, both affiliates of SOFTBANK Corp. He joined SOFTBANK in October 1995. From January 1990 to September 1995, Mr. Fisher was the Chief Executive Officer of Phoenix Technologies, Ltd., a leading developer and marketer of system software products for personal computers. Mr. Fisher is a director of

SOFTBANK Corporation, Japan and serves on the boards of the following U.S. public companies: E*Trade Group, Inc., GSI Commerce, Key 3Media Group, Inc., Optimark Holdings, Inc., and VieFinancial Group.

        Thomas W. Orr has been a director of InsWeb since January 2003. Mr. Orr was a partner in the accounting firm of Bregante and Company from January 1992 through June 2002. From 1987 through 1991, Mr. Orr was Chief Financial Officer of Scripps League Newspaper, Inc. Mr. Orr worked for the accounting firm of Arthur Young & Company (predecessor to Ernst & Young, LLP) from 1958 until he retired as an audit partner in 1986.

        Hussein A. Enan co-founded InsWeb in February 1995 and has served as its Chairman of the Board since its inception. Mr. Enan served as InsWeb's Chief Executive Officer from February 1995 to June 2002 and its President from May 1999 to June 2000. From March 1992 to November 1994, Mr. Enan was a general partner at E.W. Blanch, a reinsurance intermediary that merged with his own wholly-owned company, Enan & Company, a reinsurance intermediary, in March 1992. Mr. Enan founded Enan & Company in February 1979.

        Dennis H. Chookaszian has been a director of InsWeb since April 2003. From November 1999 to February 2001, Mr. Chookaszian was Chairman and Chief Executive Officer of mPower Advisors, L.L.C. an online investment advisory service. From September 1992 to February 1999, Mr. Chookaszian served as Chairman and Chief Executive Officer of the CNA insurance companies, and prior to that held the positions of President and Chief Operating Officer (1990-1992) and Chief Financial Officer (1975-1990) of that company. Mr. Chookaszian serves on the boards of the following companies: Marshall & Swift/Boeckh, L.L.C., Sapient Corporation, and Career Education Corporation.

        Meetings of the Board of Directors.    During the year ended December 31, 2002, the Board of Directors of InsWeb held four meetings. During that period the Audit Committee of the Board held four meetings and the Compensation Committee of the Board held four meetings. During this period, InsWeb had no standing nominating committee of the Board. No director attended fewer than 75% of the total number of meetings of the Board and all of the committees of the Board on which such director served held during that period.

        The members of the Audit Committee during 2002 were Messrs. Fisher and Puccinelli, and former directors Robert C. Nevins and Stephen M. Bennett. Mr. Nevins resigned from the Board and the Audit Committee on February 6, 2002. Mr. Bennett resigned from the Board and the Audit Committee on September 30, 2002. The functions of the Audit Committee include, among others: approving the retention of independent auditors, subject to stockholder ratification; reviewing and approving the planned scope, proposed fee arrangements and results of InsWeb's annual audit; reviewing the adequacy of accounting and financial controls; and reviewing the independence of InsWeb's accountants. For additional information concerning the Audit Committee, see "Report of the Audit Committee" and "Principal Accounting Firm Fees" below.

        The members of the Compensation Committee during 2002 were Messrs. Fisher and Puccinelli, and former director Stephen M. Bennett. Mr. Nevins resigned from the Board and the Compensation Committee on February 6, 2002. Mr. Bennett resigned from the Board and the Compensation Committee on September 30, 2002. The Compensation Committee reviews and determines the salary and bonus criteria of and stock option grants to all executive officers. For additional information about the Compensation Committee, see "Report of the Compensation Committee on Executive Compensation" and "Executive Compensation and Other Matters" below.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

        The following table sets forth information for the years ended December 31, 2002, 2001 and 2000 concerning the compensation of the Chief Executive Officer and each of the other executive officers of InsWeb that received total salary and bonus compensation in excess of $100,000 in the year ended December 31, 2002.

SUMMARY COMPENSATION TABLE

Long term Compensation Awards
Annual Compensation
Name and Principal Position					Securities Underlying Options(2)	All other Compensation
	Year	Salary	Bonus (1)
Hussein A. Enan Chairman of the Board and Chief Executive Officer thru June 30, 2002	2002 2001 2000	$250,000 250,000 225,000	$	— — 22,500	101,000 41,667 —	$5,904 4,538 4,500	(3) (3) (3)
Mark P. Guthrie President and Chief Executive Officer since July 1, 2002	2002 2001 2000	$258,750 240,000 235,417		$240,000 258,500	176,000 25,000 54,167	$4,735 4,512 161,159	(3) (3) (4)
William D. Griffin(6) Chief Financial Officer	2002 2001 2000	$200,000 130,769 —		— — —	40,000 16,667 —	$2,077 — —	(3)
L. Eric Loewe Senior Vice President, Secretary and General Counsel	2002 2001 2000	$175,000 175,000 160,625		$27,700 15,000 83,400	25,000 8,333 13,333	$3,096 471 53,846	(3) (3) (5)

(1)
Bonuses are based on performance except for retention bonuses paid to Messrs. Guthrie and Loewe in connection with InsWeb's restructuring and relocation in the amounts of $0 and $27,700 in 2002, $240,000 and $15,000 in 2001 and $0 and $75,000 in 2000. See "Report of the Compensation Committee on Executive Compensation."

(2)
The number of underlying securities are as adjusted for a one-for-six reverse split of InsWeb's Common Stock effective December 20, 2001.

(3)
Represents employer contributions to InsWeb's 401(k) plan.

(4)
Represents $156,636 in reimbursement for relocation expenses incurred in connection with the relocation of InsWeb's corporate offices from Redwood City, California to the Sacramento, California area, and $4,523 in employer contributions to InsWeb's 401(k) plan.

(5)
Represents reimbursement for relocation expenses incurred in connection with the relocation of InsWeb's corporate offices from Redwood City, California to the Sacramento, California area.

(6)
Mr. Griffin became an executive officer in May 2001.

Stock Options Granted in Fiscal 2002

        The following table provides the specified information concerning grants of options to purchase InsWeb's Common Stock made during the year ended December 31, 2002, to the persons named in the Summary Compensation Table.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
	Number of Securities Underlying Options Granted(2)	% of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price ($/Sh)(3)	Expiration Date
					5%	10%
Hussein A. Enan	28,618	4.1	$4.95	4/01/2012	$89,089	$225,768
	71,382	10.1	4.95	4/01/2012	222,214	563,134
	500	*	1.40	10/15/2012	440	1,116
	500	*	3.05	7/16/2012	959	2,430
Mark P. Guthrie	25,107	3.6	$4.95	4/01/2012	$78,159	$198,070
	80,550	11.4	2.25	7/01/2012	113,979	288,846
	500	*	1.40	10/15/2012	440	1,116
	500	*	3.05	7/16/2012	959	2,430
	19,450	2.8	2.25	7/01/2012	27,522	69,746
	49,893	7.1	4.95	4/01/2012	155,318	393,607
William D. Griffin	39,865	5.7	$4.95	4/01/2012	$124,101	$314,496
	135	*	4.95	4/01/2012	420	1,065
L. Eric Loewe	11,115	1.6	$4.95	4/01/2012	$34,601	$87,687
	13,885	2.0	4.95	4/01/2012	43,224	109,539

*
Less than 1%.

(1)
Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission rules. Actual gains, if any, on stock option exercises are dependent on the future performance of InsWeb's Common Stock, overall market conditions and the option holders' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

(2)
Options granted under the 1997 Stock Option Plan generally vest and become exercisable over a three-year period from the date of grant. These options generally vest at the rate of one-third on the first anniversary of the date of grant and 1/36th per month thereafter for each full month of the optionee's continuous employment with InsWeb. Under the 1997 Stock Option Plan, the Board retains discretion to modify the terms, including the prices, of outstanding options. For additional information regarding options, see "Report of the Compensation Committee on Executive Compensation."

(3)
All options were granted at market value of InsWeb's Common Stock on the date of grant.

Option Exercises and Fiscal 2002 Year-End Values

        The following table provides the specified information concerning exercises of options to purchase InsWeb's Common Stock in the fiscal year ended December 31, 2002, and unexercised options held as of December 31, 2002, by the persons named in the Summary Compensation Table above.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

			Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End(1)
	Shares Acquired on Exercise
Name		Value Realized
			Exercisable(2)	Unexercisable(2)	Exercisable(2)	Unexercisable(2)
Hussein A. Enan	—	$—	46,371	96,296	$112	$—
Mark P. Guthrie	—	$—	120,403	160,476	$112	$—
L. Eric Loewe	—	$—	29,152	25,465	$—	$—
William D. Griffin	—	$—	17,686	38,981	$—	$—

(1)
Based on a fair market value of $1.62, the closing price of InsWeb's Common Stock on December 31, 2002, as reported by The NASDAQ National Market, less the exercise price payable for such shares.

(2)
These options generally vest over a three-year period from the date of grant. See Footnote (2) of "Option Grants in Last Fiscal Year." The options listed in the "Exercisable" column had vested as of December 31, 2002 and the options listed in the "Unexercisable" column had not yet vested as of December 31, 2002.

Employment Contracts and Termination of Employment and Change of Control Arrangements

        In July 2002, InsWeb entered into an employment agreement with Mark P. Guthrie, InsWeb's President and Chief Executive Officer. The agreement has no specific term. The agreement fixes Mr. Guthrie's base salary at $275,000 per year, subject to periodic review by the Board of Directors, and also entitles him to such incentive-based compensation as the Board of Directors may award from time to time as well as other benefits provided to other InsWeb senior executives. The agreement requires Mr. Guthrie to devote his full time and attention to the affairs of InsWeb. If InsWeb terminates Mr. Guthrie's employment other than for "cause" (which is defined to include conviction of a felony or a crime involving moral turpitude, commission of an act of theft or fraud against InsWeb, or repeated failure or inability to perform his duties under the agreement) or if Mr. Guthrie voluntarily terminates his employment for "good reason" following certain specified actions by InsWeb (including a decrease in his base salary or benefits, a material reduction in his duties or responsibilities, or a relocation of his place of work that is more than 30 miles), Mr. Guthrie will be entitled to receive severance payments equal to his then current base salary for a period equal to 12 months. Upon any other termination of Mr. Guthrie's employment, he will be entitled only to accrued salary through the date of termination and any other vested benefits.

        InsWeb's 1997 Stock Option Plan provides that, in the event of a change in control of InsWeb, each outstanding option must be assumed or an equivalent option substituted by the acquiring corporation, or the option will become fully vested. The option terminates if it is not assumed, substituted for or exercised prior to a change in control. Further, the option agreements applicable to options granted under the 1997 Stock Option Plan typically provide for full acceleration of vesting if, within 12 months following a change in control, the optionee's employment is terminated without cause or the optionee resigns for "good reason," as defined in the option agreement.

Compensation Of Directors

        Through December 31, 2002, directors of InsWeb did not receive cash compensation for their services as directors or members of committees of the Board, but were reimbursed for reasonable expenses incurred in attending meetings of the Board.

        Effective April 2003, each non-employee director will receive an annual retainer of $30,000 payable on a quarterly basis, and fees of $2,500 for each regularly scheduled Board meeting attended. The chairman of the Audit Committee will receive an additional fee of $2,500 for each regularly scheduled Audit Committee meeting attended. The annual retainer relates to the twelve month period from April 2003 through March 2004. In addition, each director will be reimbursed for reasonable expenses incurred in attending meetings of the Board.

        From June 1999 through April 2002, non-employee directors were eligible under InsWeb's 1997 Stock Option Plan to receive vested options to purchase 187 shares of Common Stock for each regularly scheduled Board meeting attended and vested options to purchase 62 shares for attending any meeting of a Board committee on which they served, at an exercise price equal to the fair market value of InsWeb's Common Stock on the date of grant. From July 2002 through January 2003, all directors were eligible to receive vested options to purchase 500 shares of Common Stock for each regularly scheduled Board meeting attended and vested options to purchase 100 shares for attending any meeting of a Board committee on which they serve, at an exercise price equal to the fair market value of InsWeb's Common Stock on the date of grant. Proposal No. 3 requests the stockholders to consider and approve an increase in the size of options granted annually to all directors and authorization of additional one-time grants to incumbent directors as well as one-time options to be granted automatically upon commencement of Board service to each non-employee director first appointed or elected to the Board after the date of the annual meeting.

Certain Relationships And Related Transactions

  Intuit Insurance Services, Inc.

        In January 2001, InsWeb acquired from Intuit, Inc. certain assets and related liabilities associated with an online insurance shopping and purchasing service operated by Intuit Insurance Services, Inc., a wholly-owned subsidiary of Intuit for $30,117,000, comprised of 1,169,898 shares of common stock (as adjusted to reflect a one-for-six reverse stock split, effective December 20, 2001) and fixed payments due over the five-year term of a license and distribution agreement. In connection with the acquisition, InsWeb and Intuit entered into a license and distribution agreement under which Intuit and InsWeb granted one another licenses to create links between their respective websites in order to create and operate a co-branded insurance center. In connection with the acquisition, InsWeb recorded a long-lived asset of $17,022,000 for prepaid marketing costs and an intangible asset of $13,095,000, relating to the beneficial terms of the license and distribution agreement. The fair value of the intangible asset was estimated based on the expected Internet traffic to be received from Intuit by InsWeb.

        In 2002 and 2001, as a result of significantly lower than anticipated traffic levels, InsWeb reassessed the recoverability of the assets recorded in connection with this transaction by comparing the estimated future undiscounted cash flows expected to be generated relating to this asset to its carrying amount. Based on these evaluations, InsWeb determined that the acquired assets were impaired and recorded impairment charges of $3,707,000 and $18,519,000 in 2002 and 2001, respectively, as the carrying value of these assets was in excess of fair value. The fair value of the acquired assets was based on estimated future cash flows to be generated from the license and distribution agreement, discounted using a rate commensurate with the risk involved.

        On March 28, 2002, InsWeb and Intuit amended their exiting license and distribution agreement. Under the amended agreement, InsWeb will make the originally agreed upon fixed payments only through July 31, 2003. Fixed payments previously payable to Intuit after July 31, 2003 have been eliminated. Effective August 1, 2003 and through the remainder of the agreement (January 2006), InsWeb will pay Intuit a portion of the transaction fees received by InsWeb from the Intuit Internet traffic, payable on a quarterly basis. The net result of this amended agreement was a $10,611,000 extraordinary gain, accounted for in InsWeb's results of operations for the year ended December 31, 2002.

        For the year ended December 31, 2002, InsWeb paid Intuit $3,000,000 under the license and distribution agreement. As of December 31, 2002, the future fixed payments to Intuit are $2,000,000 in 2003.

  Investment in Finance All K.K.

        In 1998, InsWeb entered into an agreement with SOFTBANK Corp., then a principal stockholder of InsWeb, to develop, implement and market an online insurance marketplace in Japan and the Republic of Korea. The venture was carried out exclusively through InsWeb Japan K.K., a Japanese corporation, in which InsWeb owned an equity interest. In conjunction with this agreement, InsWeb also entered into an agreement in August 1999 to provide consulting and hosting services to assist InsWeb Japan K.K. in developing its Internet strategy. In 2000, $1,414,000 was billed under this contract and included in development and maintenance fees. No such services were provided during the years ended December 31, 2002 and 2001. Although this consulting and hosting services agreement has not been terminated, InsWeb does not expect to provide such services to InsWeb Japan K.K. in the future.

        InsWeb's investment interest in InsWeb Japan K.K. was purchased in exchange for a promissory note payable to SOFTBANK Corp. in the principal amount of 240,000,000 Yen, or U.S. $2,089,137. The promissory note is payable in Japanese yen and accrues interest at 5% per annum, which is payable quarterly. The promissory note, together with all accrued and unpaid interest, is due and payable September 15, 2003. Interest expense related to this note for the years ended December 31, 2002, 2001 and 2000, was $64,000, $65,000 and $70,000, respectively. As of December 31, 2002 $1,230,000 was outstanding under this promissory note.

        In 2001, InsWeb and other investors entered into an agreement pursuant to which a new privately-held holding company, Finance All K.K., controls InsWeb Japan K.K. and two other Internet companies in which InsWeb does not hold a financial interest (the "Reorganization"). The purpose of the Reorganization was to create a holding company that will collectively create an online financial marketplace consisting of various business-to-consumer financial services. The online market place will provide services in the insurance, consumer loan, and home loan (mortgage) marketplace in Japan and the Republic of Korea. In exchange for its shares in InsWeb Japan K.K., InsWeb acquired a 14% ownership interest in Finance All K.K. InsWeb is not required to fund any losses or guarantee any indebtedness of Finance All K.K. and does not have the ability to exercise significant influence over the policies with respect to the operations of Finance All K.K. At December 31, 2002, InsWeb's ownership interest in Finance All K.K. has decreased to approximately 9%.

        InsWeb's investment interest in Finance All K.K. is being accounted for under the cost method. Prior to the Reorganization, InsWeb accounted for its investment in InsWeb Japan K.K. under the equity method, under which InsWeb's proportionate share of Finance All K.K. net losses were included as a component of interest income and other, net. It is not practical to estimate the fair value of InsWeb's investment in Finance All K.K. because of the lack of a quoted market price and the inability to estimate fair value without incurring excessive costs. The carrying value of this investment at December 31, 2002 represents InsWeb's cost less its proportionate share of InsWeb Japan K.K.'s losses through the date of the Reorganization. At December 31, 2002, management believes the carrying value is not impaired.

  Commercial Transactions

        InsWeb and Yahoo! Inc. entered into a license agreement dated as of February 12, 1998 and amended as of March 31, 1999, September 24, 2001 and September 30, 2002, respectively. SOFTBANK Corp., a principal stockholder of InsWeb, is also an affiliate of Yahoo!. In addition, Ronald D. Fisher, a director of InsWeb, is Vice Chairman of SOFTBANK Holdings Inc. and a Managing Partner of SOFTBANK Capital Partners, both affiliates of SOFTBANK Corp. For the year ended December 31, 2002, InsWeb recognized $1,085,000 in marketing expenses in connection with its agreement with Yahoo!.

  Negotiated Common Stock Repurchases

        In December 2002, InsWeb repurchased 107,445 shares of InsWeb Common Stock held by SOFTBANK Ventures, Inc., an affiliate of SOFTBANK Corp., in a privately negotiated transaction, at a purchase price of $1.49 per share, or a total of approximately $160,000. In February 2003, InsWeb repurchased all 1,169,898 shares of InsWeb Common Stock then held by Intuit Insurance Services, Inc. and 1,071,542 shares held by SOFTBANK America, Inc., an affiliate of SOFTBANK Corp., in privately negotiated transactions at a purchase price of $1.70 per share, for an aggregate purchase price of approximately $3.8 million. Following these transactions, affiliates of SOFTBANK Corp. continued to hold an aggregate of 353,032 shares.

  Other Transactions

        InsWeb is a party to an employment agreement with Mr. Guthrie. See "Management Employment Contracts and Termination of Employment and Change of Control Arrangements."

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires InsWeb's executive officers, directors and persons who beneficially own more than 10% of InsWeb's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons are required by SEC regulations to furnish InsWeb with copies of all Section 16(a) forms filed by such persons.

        Based on InsWeb's review of reports furnished to InsWeb and representations from certain reporting persons, InsWeb believes that reports of changes in ownership (Form 4) were timely filed, except for the reporting of options granted after July 2002 which were reported late using Form 5.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors is comprised of non-employee members of InsWeb's Board of Directors. The members of the Compensation Committee during fiscal 2002 were Messrs. Fisher and Puccinelli, and former directors Nevins and Bennett. The Compensation Committee is responsible for setting and administering the policies governing annual compensation of the executive officers of InsWeb. The Compensation Committee reviews the performance and compensation levels for executive officers and sets salary levels.

        The goals of InsWeb's executive officer compensation policies are to attract, retain and reward executive officers who contribute to InsWeb's success, to align executive officer compensation with InsWeb's performance and to motivate executive officers to achieve InsWeb's business objectives. InsWeb uses salary, bonus compensation and option grants to attain these goals. The Compensation Committee reviews compensation surveys prepared by management of InsWeb and by outside compensation consultants to compare InsWeb's compensation package with that of similarly sized high technology companies in InsWeb's geographic area. In preparing the performance graph set forth in the section entitled "Comparison of Stockholder Return," InsWeb has selected the AMEX Internet Index as its published industry index; however, the companies included in InsWeb's salary surveys are not necessarily those included in this index, because companies in the index may not compete with InsWeb for executive talent, and companies which do compete for executive officers may not be publicly traded.

        Base salaries of executive officers are reviewed annually by the Compensation Committee and adjustments are made based on (i) salary recommendations from the President and Chief Executive Officer, (ii) individual performance of executive officers for the previous fiscal year, (iii) financial results of InsWeb for the previous year and (iv) reports to the Compensation Committee from outside compensation consultants concerning competitive salaries, scope of responsibilities of the officer position and levels paid by similarly-sized high technology companies in InsWeb's geographic area. InsWeb seeks to compensate the executive officers between the median and 75% quartile range of compensation levels paid by similarly sized high technology companies in InsWeb's geographical area.

        InsWeb strongly believes that equity ownership by executive officers provides incentives to build stockholder value and aligns the interests of executive officers with those of the stockholders, and therefore makes periodic grants of stock options under the 1997 Stock Option Plan and the Senior Executive Nonstatutory Stock Option Plan. The size of an option grant to an executive officer has generally been determined with reference to similarly sized high technology companies in InsWeb's geographical area, the responsibilities and expected future contributions of the executive officer, previous grants to that officer, as well as recruitment and retention considerations. To assist InsWeb in retaining and motivating key employees, option grants generally vest over a three-year period from the date of grant. During 2002, the Compensation Committee approved stock option grants to certain of the executive officers consistent with these criteria. See "Option Grants in Last Fiscal Year."

        Mr. Guthrie's compensation as Chief Executive Officer was established pursuant to his employment agreement, the terms of which were set by arms-length bargaining, approved by the Compensation Committee and ratified by the Board of Directors in July 2002. This agreement provides certain change-of-control benefits and severance benefits generally consistent with similar benefits provided to other executive officers.

        Section 162(m) of the Internal Revenue Code restricts deductibility of executive compensation paid to InsWeb's chief executive officer and each of the four other most highly compensated executive officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under Section 162(m) or related regulations. The Committee's policy is to qualify its executive compensation for deductibility under applicable tax laws to the extent practicable and consistent with our compensation objectives. Income related to stock options granted under the 1997 Stock Option Plan generally qualifies for an exemption from these restrictions as performance-based compensation. Other compensation paid to the executive officers for the 2002 did not approach the $1,000,000 limit per officer and is unlikely to do so in the foreseeable future. The Committee will consider appropriate actions should the individual non-option related compensation of any executive officer ever approach the $1,000,000 level.

COMPENSATION COMMITTEE
Ronald D. Fisher Robert A. Puccinelli (Chair)

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee consists of three directors, each of whom, in the judgment of the Board, is an "independent director" as defined in the Marketplace Rules of The NASDAQ Stock Market. The members of the Audit Committee during fiscal 2002 were Messrs. Fisher and Puccinelli and former directors Robert C. Nevins and Stephen M. Bennett. Mr. Thomas W. Orr joined the Audit Committee and became its Chair in January 2003. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors. A copy of this charter is attached to this Proxy Statement as Appendix A.

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed with the independent auditors, Ernst & Young, LLP, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61). In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board (including Independence Standards Board Standard No. 1), and considered the compatibility of nonaudit services with the auditors' independence.

        The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal control, and the overall quality of the Company's financial reporting. The committee held four meetings during fiscal year 2002.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to stockholder approval, the ratification of the Company's independent auditors.

AUDIT COMMITTEE
Ronald D. Fisher Robert A. Puccinelli Thomas W. Orr (Chair)

AUDIT FEES

        The following table sets forth the aggregate fees billed to InsWeb for the years ended December 31, 2001 and 2002 by PricewaterhouseCoopers LLP and by InsWeb's principal accounting firm Ernst & Young LLP:

	2001	2002
Audit Fees(1)	$258,315	$225,565
Audit-Related Fees(2)	11,951	15,750
Tax Fees(3)	—	40,320
All Other Fees(4)	—	—

	$270,266	$281,635

(1)
Audit fees include the financial statement audit (including required quarterly reviews) and other procedures required to be performed by the independent auditors to be able to form an opinion on the Company's consolidated financial statements.

(2)
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditors. (e.g. audit of Company's 401K Plan).

(3)
Tax fees include tax return preparation, tax compliance, tax planning and tax advice.

(4)
Fees for products and services other than those in the above three categories.

        The Audit Committee considered the role of Ernst & Young LLP in providing non-audit services to InsWeb and has concluded that such services are compatible with Ernst & Young's independence as InsWeb's auditors.

        On November 27, 2001, InsWeb Corporation ("InsWeb") dismissed PricewaterhouseCoopers LLP ("PwC") as its independent accountants. The Audit Committee of InsWeb's Board of Directors participated in and approved the decision to change independent accountants.

        InsWeb engaged Ernst & Young ("E&Y") as its new independent auditors for the year ending December 31, 2001 on November 29, 2001. The Audit Committee of InsWeb's Board of Directors participated in and approved the decision to retain E&Y as InsWeb's independent auditors. During 1999 and 2000 and through November 28, 2001, InsWeb had not consulted with E&Y regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on InsWeb's financial statements.

        The reports of PwC on InsWeb's financial statements for 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audit for fiscal year 2000 and through November 27, 2001, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such years. In addition, during 1999 and 2000 and through November 27, 2001, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

COMPARISON OF STOCKHOLDER RETURN

        Set forth below is a line graph comparing the annual percentage change in the cumulative total return on InsWeb's Common Stock with the cumulative total returns of the Standard & Poor's 500 Index and the AMEX Internet Index for the period commencing on July 23, 1999 and ending on December 31, 2002.(1)

Comparison of Cumulative Total Return From July 23, 1999 through December 31, 2002(1):
InsWeb Corporation, Standard & Poor's 500 Index
and AMEX Internet Index

	7/23/99	12/31/99	12/31/00	12/31/01	12/31/02
InsWeb Corporation	$100.00	$150.35	$5.18	$4.17	$1.59
Standard & Poor's 500 Index	$100.00	$108.00	$97.05	$84.30	$64.84
AMEX Internet Index	$100.00	$194.32	$94.76	$49.46	$28.13

(1)
Assumes that $100.00 was invested on July 23, 1999, at the closing price on the date of InsWeb's initial public offering, in InsWeb's Common Stock and each index. No cash dividends have been declared on InsWeb's Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        InsWeb has a classified Board of Directors consisting of two Class I directors (Messrs. Puccinelli and Guthrie), three Class II directors (Messrs. Corroon, Fisher and Orr), and two Class III directors (Messrs. Enan and Chookaszian) who will serve until the Annual Meetings of Stockholders to be held in 2003, 2004 and 2005, respectively, and until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire at the annual meeting dates.

        The term of the Class I directors will expire on the date of the upcoming annual meeting. Accordingly, two persons are to be elected to serve as the Class I directors of the Board of Directors at the meeting. Management's nominees for election by the stockholders to the position are the current Class I Directors, Mr. Puccinelli and Mr. Guthrie. Please see "Information About InsWeb-Management" above for information concerning the nominees. If elected, the nominees will serve as directors until InsWeb's Annual Meeting of Stockholders in 2006 and until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although InsWeb knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as InsWeb may designate.

        If a quorum is present and voting, the two nominees for Class I director receiving the highest number of votes will be elected as Class I directors. Abstentions and broker non-votes have no effect on the vote.

The Board of Directors recommends a vote "FOR" the nominees named above.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors of InsWeb has selected Ernst & Young LLP as independent auditors to audit the consolidated financial statements of InsWeb for the fiscal year ending December 31, 2003. Ernst & Young LLP has acted in such capacity since its appointment in fiscal year 2001. A representative of Ernst & Young LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

Vote Required and Board of Directors' Recommendation

        The affirmative vote of a majority of the votes cast affirmatively or negatively at the annual meeting of stockholders at which a quorum representing a majority of all outstanding shares of Common Stock of InsWeb is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Neither abstentions nor broker non-votes will have any effect on the outcome of the proposal.

        The Board of Directors recommends a vote "FOR" ratification of the appointment of Ernst & Young LLP as InsWeb's independent auditors for the fiscal year ending December 31, 2003.

PROPOSAL NO. 3
APPROVAL OF AMENDMENT TO INSWEB'S 1997 STOCK PLAN

        At the annual meeting, the stockholders will be asked to approve an amendment to the InsWeb Corporation 1997 Stock Option plan (the "Plan") to increase the sizes of the options to purchase shares of Common Stock that are granted automatically to InsWeb's directors for their services as members of the Board of Directors. Currently, each director is granted a fully vested option to purchase 500 shares for attendance at each regularly scheduled Board meeting, and fully vested options to purchase 100 shares for attendance at each meeting of a Board committee on which the director serves. Subject to stockholder approval at the annual meeting of an amendment to the Plan, in lieu of options for each Board and committee meeting attended, each director would receive a fully vested option to purchase 5,000 shares on July 1 (or the first business day thereafter) of each year in which the director remains in office. In addition, effective on the first business day following such stockholder approval, each non-employee director whose service began before January 1, 2003 will receive an option to purchase 15,000 shares, and each non-employee director whose service began after January 1, 2003 will receive an option to purchase 25,000 shares. All such options shall vest ratably over three years from the date of grant. Thereafter, each non-employee director joining the Board after the effective date of the Plan amendment would receive on the date his or her service commences a one-time grant of an option to purchase 25,000 shares, vesting ratably over three years.

        The Board has determined that the current program of director options is inadequate. The proposed amendment to the InsWeb Corporation 1997 Stock Option Plan will increase the size of the options granted to directors. The amendment is intended to ensure that the option program is competitive and will provide sufficient equity incentives to attract and retain the services of highly qualified and experienced Board members.

        During 2002, directors of InsWeb did not receive cash compensation for their services as directors or members of committees of the Board, but were reimbursed for reasonable expenses incurred in attending meetings of the Board. Effective April 2003, each non-employee director will receive an annual retainer of $30,000 payable on a quarterly basis, and fees of $2,500 for each regularly scheduled Board meeting attended. The chairman of the Audit Committee will receive an additional fee of $2,500 for each regularly scheduled Audit Committee meeting attended. The annual retainer relates to the twelve month period from April 2003 through March 2004.

Summary of the Plan, as Amended

        The following summary of the Plan, as amended pursuant to this proposal, is qualified in its entirety by the specific language of the Plan, a copy of which is available to any stockholder upon request.

        General.    The purpose of the Plan is to advance the interests of InsWeb and its stockholders by providing an incentive to attract, retain and reward InsWeb's employees, directors and consultants and by motivating such persons to contribute to InsWeb's growth and profitability. The Plan provides for the grant to employees of incentive stock options within the meaning of Section 422 of the Code, and the grant to employees, directors and consultants of nonstatutory stock options.

        Shares Subject to Plan.    Currently, a maximum of 1,109,835 (as proportionately adjusted for the one-for-six reverse split of InsWeb's Common Stock in December 2001) of the authorized but unissued or reacquired shares of Common Stock may be issued under the Plan. This maximum share authorization increases automatically on each January 1 during the term of the Plan by an amount equal to five percent of the number of shares of InsWeb Common Stock issued and outstanding as of the immediately preceding December 31.

        If any outstanding option expires, terminates or is canceled, or if shares acquired pursuant to an option are repurchased by InsWeb at their original exercise price, the expired or repurchased shares are returned to the Plan and again become available for grant. Also, the maximum number of shares that may be issued under the Plan is increased by the number of shares surrendered in payment of the exercise price of options or withheld upon the exercise of options in satisfaction of an optionee's tax withholding obligations. In any event, no more than the sum of 905,726 shares and up to an additional 175,000 shares for each year during the term of the Plan will be cumulatively available for issuance upon the exercise of incentive stock options. No employee may be granted options for more than 250,000 shares during any fiscal year. Appropriate adjustments will be made to the maximum number of shares issuable under the Plan, to the foregoing limits on incentive stock option shares and the maximum annual option grants, to the numbers of shares to be subject to automatically granted director options, and to the number of shares and their exercise price under outstanding options upon any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of InsWeb.

        Administration.    The Plan is administered by the Board of Directors or a duly appointed committee of the Board, which, in the case of options intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, must be comprised solely of two or more "outside directors" within the meaning of Section 162(m). (For purposes of this discussion, the term "Board" refers to either the Board of Directors or such committee.) Subject to the provisions of the Plan, the Board determines the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an incentive stock option or a nonstatutory stock option, the timing and terms of exercisability and vesting of each option, the purchase price and the type of consideration to be paid to InsWeb upon the exercise of each option, the time of expiration of each option, and all other terms and conditions of the options. However, the Plan permits the Board to delegate to an officer of InsWeb the authority to grant options without further Board approval to eligible persons who are neither officers nor directors of InsWeb. Any such options must comply with the compensation policy approved by the Board and must conform to the provisions of the Plan and the appropriate standard form of stock option agreement approved by the Board. The Board has by resolution delegated such authority to Hussein Enan, the Chairman of the Board.

        The Board may amend, modify, extend, cancel or renew any option, waive any restrictions or conditions applicable to any option, and accelerate, continue, extend or defer the exercisability or vesting of any option. The Plan provides, subject to certain limitations, for indemnification by InsWeb of any director, officer or employee against all reasonable expenses, including attorneys' fees, incurred in connection with any legal action arising from such person's action or failure to act in administering the Plan. The Board will interpret the Plan and options granted thereunder, and all determinations of the Board will be final and binding on all persons having an interest in the Plan or any option.

        Eligibility.    Options may be granted under the Plan to employees, directors and consultants of InsWeb or of any present or future parent or subsidiary corporations of InsWeb. In addition, options may be granted to prospective service providers in connection with written offers of employment or other service relationship, provided that no shares may be purchased prior to such person's commencement of service. As of April 21, 2003, InsWeb had approximately 177 employees, including four executive officers and in addition, five directors and no consultants who were eligible under the Plan. While any eligible person may be granted a nonstatutory stock option, only employees may be granted incentive stock options.

        Terms and Conditions of Options.    Each option granted under the Plan is evidenced by a written agreement between InsWeb and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Plan. Incentive stock options must have an exercise price at least equal to the fair market value of a share of the

Common Stock on the date of grant, while nonstatutory stock options must have an exercise price equal to at least 85% of such fair market value. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of InsWeb or any parent or subsidiary corporation of InsWeb (a "Ten Percent Stockholder") must have an exercise price equal to at least 110% of the fair market value of a share of Common Stock on the date of grant. As of April 21, 2003, the closing price of InsWeb's Common Stock, as reported on the Nasdaq National Market, was $2.35 per share.

        The Plan provides that the option exercise price may be paid in cash, by check, or in cash equivalent; by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the option; to the extent legally permitted, by tender of shares of Common Stock owned by the optionee having a fair market value not less than the exercise price or by means of a promissory note for the amount in excess of the par value of the stock purchased if the optionee is an employee; by such other lawful consideration as approved by the Board; or by any combination of these. Nevertheless, the Board may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option.

        Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Board. The maximum term of an option granted under the Plan is ten years, provided that an incentive stock option granted to a Ten Percent Stockholder must have a term not exceeding five years. An option generally will remain exercisable for three months following the optionee's termination of service. However, if such termination results from the optionee's death or disability, the option generally will remain exercisable for 12 months. In any event, the option must be exercised no later than its expiration date. Incentive stock options are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee. Nonstatutory stock options granted under the Plan may be assigned or transferred to the extent permitted by the Board and set forth in the option agreement.

        Director Option program.    In addition to authorizing the Board to grant options to employees, directors and consultants on a discretionary basis, the Plan provides for the automatic grant of options to directors. As amended, subject to stockholder approval at the annual meeting, the Plan would provide for an initial one-time option grant to each newly elected or appointed director who is not an employee of InsWeb or of any parent or subsidiary of InsWeb, specified supplemental option grants to current directors, and annual option grants to all directors. Upon first being elected or appointed as a non- employee director after the date of the 2003 annual meeting, an individual will be granted an option (an "Initial Option") for 25,000 shares of our Common Stock on the day of his or her election or appointment. However, a director who did not previously qualify as a non-employee director and who subsequently becomes a non-employee director will not receive an Initial Option. To conform more equitably the option holdings of directors currently in office to those who may join the Board in the future, effective on the first business day following stockholder approval of this proposal, each non-employee director whose service began before January 1, 2003 will be granted an option to purchase 15,000 shares, and each non-employee director whose service began after January 1, 2003 will receive an option to purchase 25,000 shares (collectively, the "Supplemental Options"). In addition, on July 1, 2003 and each July 1 thereafter (or the first business day after July 1 if July 1 is not a business day), each director (including employee directors) will be granted an option (an "Annual Option") to purchase 5,000 shares of Common Stock. The number of shares for which such director options are granted is subject to appropriate adjustment in the event of certain changes in InsWeb's capital structure, as previously described.

        The per share exercise price of each Initial Option, Supplemental Option and Annual Option will equal the fair market value of a share of common Stock on the date of grant. Generally, the fair market value of a share of Common Stock is determined by the closing price reported on the Nasdaq national market. Initial Options and Supplemental Options will become exercisable in three substantially equal installments on each of the first three anniversaries of the date of the grant, while Annual Options will be fully vested and immediately exercisable upon grant. All options granted to directors will have a term of ten years from the date of the grant. Such options remain exercisable for three months following the director's termination of service for any reason other than death, disability or termination of service following a Change In Control (as described below). In the event of a director's death or disability, the options remain exercisable for 12 months following such termination of service.

        Change in Control.    The Plan defines a "Change in Control" of InsWeb as any of the following events as a result of which the stockholders of InsWeb immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of InsWeb's voting stock immediately before the event, direct or indirect beneficial ownership of more than 50% of the total combined voting power of the voting stock of InsWeb, its successor or the corporation to which the assets of InsWeb were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of InsWeb's voting stock; (ii) a merger or consolidation in which InsWeb is a party; (iii) the sale, exchange or transfer of all or substantially all of the assets of InsWeb; or (iv) a liquidation or dissolution of InsWeb. If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent thereof may either assume InsWeb's rights and obligations under the outstanding options or substitute substantially equivalent options for such corporation's stock. If the acquiring corporation elects not to assume or substitute for the outstanding options, such options automatically will become immediately exercisable and vested in full as of the date ten days prior to, but conditioned upon the consummation of, the Change in Control. Options that are not assumed, replaced or exercised prior to the Change in Control will terminate. Furthermore, options granted under the Plan generally provide that if they are assumed or replaced in connection with a Change in Control but, within 12 months following the Change in Control, the optionee is terminated without "Cause" (as defined in the stock option agreement) or resigns for "Good Reason" (as defined in the stock option agreement), then the option automatically will become immediately exercisable and vested in full, and will remain exercisable for six months following the optionee's termination of service (but in any event no later than the option's expiration date).

        Termination or Amendment.    The Plan will continue in effect until the earlier of its termination by the Board or the date on which all shares available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing options granted under the Plan have lapsed, provided that options may not be granted under the Plan after June 30, 2007. The Board may terminate or amend the Plan at any time. However, without stockholder approval, the Board may not amend the Plan to increase the total number of shares of Common Stock issuable thereunder, change the class of persons eligible to receive incentive stock options, or effect any other change that would require stockholder approval under any applicable law, regulation or rule. No termination or amendment of the Plan may adversely affect an outstanding option without the consent of the optionee, unless the amendment is required to preserve an option's status as an incentive stock option or is necessary to comply with any applicable law, regulation or rule.

Summary of U.S. Federal Income Tax Consequences

        The following summary is intended only as a general guide as to the U.S. federal income tax consequences under current law of participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

        Incentive Stock Options.    An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. However, the Internal Revenue Service has proposed regulations under which federal employment taxes would be imposed, beginning January 1, 2003, on the exercise of incentive stock options.

        Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, InsWeb will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by InsWeb for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

        The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

        Nonstatutory Stock Options.    Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to InsWeb with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. InsWeb generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Amended Plan Benefits and Additional Information

        As of the date of this proxy statement, no options have been granted under the Plan conditioned upon stockholder approval of this proposal. The following table sets forth the numbers of shares for which options will be granted automatically under the Plan during the fiscal year ending December 31, 2003 to each person named in the Summary Compensation Table, to all current executive officers as a group, to each current director who is not an executive officer, and to all current directors who are not executive officers as a group if the proposed amendment to the director option program are approved by the stockholders. Apart from the options that will be granted automatically to directors if this proposal is approved by the stockholders, future grants to all other persons under the Plan will be made at the discretion of the Board, and, accordingly, are not yet determinable.

Amended Plan Benefits

Name and position	Numbers of shares for which options will be granted in fiscal 2003
Hussein A. Enan, Chairman of the Board	5,000
Mark P. Guthrie, Chief Executive Officer	5,000
L. Eric Loewe, SVP, General Counsel and Secretary	—
William D. Griffin, Chief Financial Officer	—
All current executive officers, as a group	10,000
Robert A. Puccinelli, Director	20,000
Dennis H. Chookaszian, Director	30,000
James M. Corroon, Vice Chairman of the Board	20,000
Ronald D. Fisher, Director	20,000
Thomas W. Orr, Director	30,000
All current directors who are not executive officers, as a group	120,000
All employees, including all current officers who are not executive officers, as a group	—

        The aggregate numbers of shares of Common Stock subject to options granted to certain persons under the Plan since its adoption are as follows: Hussein A. Enan, Chairman of the Board, 142,667 shares; Mark P. Guthrie President and Chief Executive Officer, 193,604 shares; L. Eric Loewe, Senior Vice President, Secretary and General Counsel, 58,333 shares; William D. Griffin, Chief Financial Officer, 96,667 shares; all current executive officers as a group, an aggregate of 491,271 shares; all current directors who are not executive officers as a group, an aggregate of 18,196 shares; and all employees, including current officers who are not executive officers, as a group, an aggregate of 1,179,783 shares. Since its adoption, no options have been granted under the Plan to any nominee for election as a director, or any associate of any such director, nominee or executive officer, and no other person has been granted five percent or more of the total amount of options granted under the Plan.

Equity Compensation Plan Information

        InsWeb currently maintains three compensation plans that provide for the issuance of common stock to employees, officers, directors, independent contractors and consultants of InsWeb and its subsidiaries. These consist of the 1997 Stock Option Plan and the Senior Executive Option Plan and the 1999 Employee Stock Purchase Plan, all of which have been approved by the stockholders. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of December 31, 2002:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance(1)
Equity compensation plans approved by security holders	1,275,000	$20.08	690,000
Equity compensation plans not approved by security holders	—	—	—

(1)
Includes 208,000 shares reserved for future issuance under the 1999 Employee Stock Purchase Plan. Shares reserved under the 1997 Stock Option Plan are subject to automatic increase on January 1 of each year by a number of shares equal to 5% of the number of common shares outstanding as of the last day of the preceding fiscal year. The number of shares of common stock issuable under the Employee Stock Purchase Plan is increased by 50,000 shares each year until January 1, 2008.

Vote Required and Board of Directors Recommendation

        Approval of this proposal requires a number of votes "For" the proposal that represents a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting, with abstentions and broker non-votes each being counted as present for purposes of determining the presence of a quorum, abstentions having the same effect as a negative vote and broker non-votes having no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
"FOR" THIS PROPOSAL TO APPROVE THE AMENDMENTS TO THE PLAN

STOCKHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING

        Under InsWeb's bylaws, in order for stockholder business to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice thereof in writing to the Secretary of InsWeb. To be timely, such notice must be delivered to or mailed and received at InsWeb's principal executive offices, not less than 30 days nor more than 60 days prior to the meeting; provided, however, that in the event that less than 40 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.

        In connection with InsWeb's next annual meeting of stockholders, under the Securities and Exchange Commission Rule 14a-4, management may solicit proxies that confer discretionary authority to vote with respect to any non-management proposal unless InsWeb has received notice of the proposal not later than March 20, 2004.

        Proposals of stockholders intended to be included in InsWeb's proxy statement for the next annual meeting of the stockholders of InsWeb must be received by InsWeb at its offices at 11290 Pyrites Way, Suite 200, Gold River, California 95670, no later than January 4, 2004, and satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in InsWeb's proxy statement for that meeting.

TRANSACTION OF OTHER BUSINESS

        At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2003 Annual Meeting of Stockholders of InsWeb other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors

L. Eric Loewe Senior Vice President, Secretary and General Counsel

May 2, 2003

APPENDIX A

INSWEB CORPORATION

CHARTER OF THE AUDIT COMMITTEE OF THE

BOARD OF DIRECTORS

I.    STATEMENT OF POLICY

        This Charter specifies the scope of the responsibilities of the Audit Committee of the Board of Directors of InsWeb Corporation (the "Company"), and how the Committee carries out those responsibilities, including the structure, processes, and membership requirements. The primary function of the Committee is to assist the Board of Directors in fulfilling its financial oversight responsibilities by reviewing and reporting to the Board upon (i) the financial reports and other financial information provided by the Company to any governmental body or to the public, (ii) the Company's systems of internal and external controls regarding finance, accounting, legal compliance and ethics that management and the Board have established and (iii) the Company's auditing, accounting and financial reporting processes in general. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's financial policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

  •
  Serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems.

  •
  Review and appraise the audit efforts and independence of the Company's auditors.

  •
  Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

The Committee will primarily fulfill these responsibilities, and others as may be prescribed by the Board from time to time, by carrying out the activities enumerated in Section IV of this Charter.

II.    ORGANIZATION AND MEMBERSHIP REQUIREMENTS

        The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A member of the Committee shall be considered independent if, among other things, such Director:

  •
  is not an employee of the Company or its affiliates and has not been employed by the Company or its affiliates within the past three years;

  •
  is not a member of the immediate family of an executive officer of the Company or its affiliates who currently serves in that role or did so during the past three years;

  •
  has not accepted more than $60,000 in compensation from the Company during the previous fiscal year (excluding compensation and the related benefits for Board service), retirement plan benefits or non-discretionary compensation;

  •
  has not been a partner, controlling shareholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments (other than those which arise solely from investments in the Company's securities) that exceed 5% of the Company's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and

  •
  is not an executive of another corporation on whose Compensation Committee any of the Company's current executives serves.

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        All members of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual's financial sophistication, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities.

        The members of the Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III.  MEETINGS

        The Committee shall meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should meet with the independent auditors and management on a quarterly basis to review the Company's financial statements consistent with Section IV.A.5. below.

IV.  PROCESSES

        To fulfill its responsibilities and duties the Committee shall:

  A.
  Documents/Reports to Review

  1.
  Review and reassess the Charter's adequacy periodically, as conditions dictate, but no less frequently than once each twelve-month period.

  2.
  Review the organization's annual audited financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

  3.
  Review the regular Management Letter to management prepared by the independent auditors and management's response.

  4.
  Review related party transactions for potential conflicts of interests.

  5.
  Review the interim financial statements with financial management and the independent auditors prior to the filing of the Company's Form 10-K and Form 10-Qs. These meetings should include a discussion of the independent auditors judgment quality of the Company's accounting and any uncorrected misstatements as a result of the auditors quarterly review.

  6.
  Maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record its summaries of recommendations to the Board in written form that will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

  B.
  Independent Auditors

  1.
  Recommend to the Board the selection of the independent auditors, considering independence and effectiveness.

  2.
  Obtain from the independent auditors a formal written statement delineating all relationships between the auditors and the Company, and discussing with the auditors any disclosed relationships or services that may impact auditors objectivity and independence (consistent with Independence Standards Board Standard No. 1).

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    3.
    Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditors.

    4.
    Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

    5.
    Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

  C.
  Financial Reporting Processes

  1.
  In consultation with the independent auditors, review the integrity of the Company's financial reporting processes, both internal and external.

  2.
  Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

  3.
  Consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

  D.
  Process Improvement

  1.
  Review with management and the independent auditors any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

  2.
  Review with management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

  3.
  Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

  4.
  Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

  5.
  Provide oversight and review the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments.

  E.
  Ethical and Legal Compliance

  1.
  Ensure that management has set an appropriate corporate "tone" for quality financial reporting, sound business practices and ethical behavior.

  2.
  Ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfies legal requirements.

  3.
  Review management's monitoring of compliance with the Foreign Corrupt Practices Act.

  4.
  Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

  5.
  Reviews, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

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    6.
    Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

    7.
    If necessary, initiate special investigations, and if appropriate, hire special counsel or experts to assist the Committee.

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APPENDIX B
INSWEB CORPORATION
1997 STOCK OPTION PLAN

(As Amended Effective June 3, 2003)

  1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

          1.1  Establishment. The InsWeb Corporation 1997 Stock Option Plan (the "Plan") is hereby established effective as of July 1, 1997 (the "Effective Date").

          1.2  Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

          1.3  Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

  2. DEFINITIONS AND CONSTRUCTION.

          2.1  Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

            (a)  "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

            (b)  "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

            (c)  "Committee" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

            (d)  "Company" means InsWeb Corporation, a Delaware corporation, or any successor corporation thereto.

            (e)  "Consultant" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

            (f)    "Director" means a member of the Board.

            (g)  "Director Option" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) granted to a Director pursuant to the terms and conditions of Section 7. Director Options shall be Nonstatutory Stock Options.

            (h)  "Disability" means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

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            (i)    "Employee" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

            (j)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (k)  "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein, subject to the following:

              (i)    If, on such date, there is a public market for the Stock, the Fair Market Value of a share of Stock shall be the closing sale price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion.

              (ii)  If, on such date, there is no public market for the Stock, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

            (l)    "Incentive Stock Option" means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

            (m)  "Insider" means an officer or a Director of the Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

            (n)  "Nonemployee Director" means a Director of the Company who is not an Employee.

            (o)  "Nonstatutory Stock Option" means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

            (p)  "Option" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

            (q)  "Option Agreement" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof.

            (r)  "Optionee" means a person who has been granted one or more Options.

            (s)  "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

            (t)    "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation.

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            (u)  "Participating Company Group" means, at any point in time, all corporations collectively which are then Participating Companies.

            (v)  "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

            (w)  "Section 162(m)" means Section 162(m) of the Code, as amended by the Revenue Reconciliation Act of 1993 (P.L. 103-66).

            (x)  "Securities Act" means the Securities Act of 1933, as amended.

            (y)  "Service" means an Optionee's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. Furthermore, an Optionee's Service with the Participating Company Group shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Optionee's Service shall be deemed to have terminated unless the Optionee's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee's Option Agreement. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its sole discretion, shall determine whether the Optionee's Service has terminated and the effective date of such termination.

            (z)  "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

            (aa) "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

            (bb) "Ten Percent Owner Optionee" means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

          2.2  Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

  3. ADMINISTRATION.

          3.1  Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any officer of a Participating Company appointed by the Board shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein.

          3.2  Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to

B-iii-

  Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

          3.3  Committee Complying with Section 162(m). If the Company is a "publicly held corporation" within the meaning of Section 162(m), the Board may establish a Committee of "outside directors" within the meaning of Section 162(m) to approve the grant of any Option which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

          3.4  Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its sole discretion:

            (a)  to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

            (b)  to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

            (c)  to determine the Fair Market Value of shares of Stock or other property;

            (d)  to determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee's termination of Service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

            (e)  to approve one or more forms of Option Agreement;

            (f)    to amend, modify, extend, cancel, renew, reprice or otherwise adjust the exercise price of, or grant a new Option in substitution for, any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

            (g)  to accelerate, continue, extend or defer the exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee's termination of Service with the Participating Company Group;

            (h)  to delegate to any proper officer of the Company the authority to grant one or more Options, without further approval of the Board, to any person eligible pursuant to Section 5, other than a person who, at the time of such grant, is an Insider; provided, however, that (i) such Options shall be granted in accordance with the terms of compensation policy guidelines established from time to time by the Board and (ii) each such Option shall be subject to the terms and conditions of the appropriate standard form of Option Agreement approved by the Board and shall conform to the provisions of the Plan;

            (i)    to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

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            (j)    to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent consistent with the Plan and applicable law.

  4. SHARES SUBJECT TO PLAN.

          4.1  Maximum Number of Shares Issuable.

            (a)  Subject to adjustment as provided by subsections (b) through (e) of this Section 4.1 and by Section 4.2 below, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be nine hundred five thousand seven hundred twenty-six (905,726)1authorized but unissued or reacquired shares of Stock or any combination thereof.

1
As adjusted for the one-for-six reverse stock split effective December 20, 2001.

            (b)  The maximum aggregate number of shares of Stock that may be issued under the Plan determined in accordance with subsection (a) above shall be cumulatively increased (the "Annual Increase") on each January 1 from and including January 1, 1999 by a number of shares equal to five percent (5%) of the number of shares of Stock issued and outstanding as of the December 31 immediately preceding such January 1.

            (c)  The maximum aggregate number of shares of Stock that may be issued under the Plan determined in accordance with subsections (a) and (b) above shall be reduced at any time by the sum of:

              (i)    the cumulative number of shares of Stock issued as of such time upon the exercise of options granted pursuant to the InsWeb Corporation Senior Executive Nonstatutory Stock Option Plan (the "Executive Plan");

              (ii)  the aggregate number of shares of Stock then subject to options outstanding pursuant to the Executive Plan; and

              (iii)  the aggregate number of shares of Stock then available for the grant of options pursuant to the Executive Plan;

            (d)  If an outstanding Option for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise of an Option subject to a Company repurchase option and are repurchased by the Company at the Optionee's exercise price, the shares of Stock allocable to the unexercised portion of such Option, or such repurchased shares of Stock, shall again be available for issuance under the Plan. Furthermore, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be increased by:

              (i)    the number of shares of Stock surrendered or attested (as provided in Section 6.3) to the Company in payment of the exercise price of Options; and

              (ii)  the number of shares of Stock withheld upon the exercise of Options in payment of an Optionee's tax withholding obligations.

            (e)  Notwithstanding the provisions of subsections (a) through (d) of this Section 4.1, except as adjusted pursuant to Section 4.2, the maximum aggregate number of shares of Stock that may be issued pursuant to the Plan upon the exercise of Incentive Stock Options (the "ISO Share Issuance Limit") shall not exceed 905,7262, cumulatively increased on each January 1 from and including January 1, 1999 by that portion of the Annual Increase effective on such date which does not exceed 175,000 shares2.

2
As adjusted for the one-for-six reverse stock split effective December 20, 2001.

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          4.2  Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the ISO Share Issuance Limit set forth in Section 4.1, to the automatic Director Option grant provisions set forth in Section 7.1 and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 9.1) shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

  5. ELIGIBILITY AND OPTION LIMITATIONS.

          5.1  Persons Eligible for Options. Options may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, "Employees," "Consultants" and "Directors" shall include prospective Employees, prospective Consultants and prospective Directors to whom Options are granted in connection with written offers of an employment or other service relationship with the Participating Company Group. Eligible persons may be granted more than one (1) Option.

          5.2  Option Grant Restrictions. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences service with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1. A Director Option shall be granted only to a person who at the time of grant is a Director.

          5.3  Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

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          5.4  Section 162(m) Grant Limit. Subject to adjustment as provided in Section 4.2, at any such time as the Company is a "publicly held corporation" within the meaning of Section 162(m), no Employee or prospective Employee shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than two hundred fifty thousand (250,000) shares (the "Section 162(m) Grant Limit"). An Option which is canceled in the same fiscal year of the Company in which it was granted shall continue to be counted against the Section 162(m) Grant Limit for such period.

  6. TERMS AND CONDITIONS OF OPTIONS.

        Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and, except as otherwise set forth in Section 7 with respect to Director Options, shall comply with and be subject to the following terms and conditions:

          6.1  Exercise Price. The exercise price for each Option shall be established in the sole discretion of the Board; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) the exercise price per share for a Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

          6.2  Exercise Period. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall have a term of ten (10) years from the effective date of grant of the Option.

          6.3  Payment of Exercise Price.

            (a)  Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the

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    provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), (iv) provided that the Optionee is an Employee, by cash for a portion of the aggregate exercise price not less than the par value of the shares being acquired and the Optionee's promissory note in a form approved by the Company for the balance of the aggregate exercise price, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard forms of Option Agreement described in Section 8, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

            (b)  Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

            (c)  Cashless Exercise. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

            (d)  Payment by Promissory Note. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine at the time the Option is granted. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

          6.4  Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Participating Company Group's tax withholding obligations have been satisfied by the Optionee.

          6.5  Repurchase Rights. Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board

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  in its sole discretion at the time the Option is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Optionee shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

  6.6 EFFECT OF TERMINATION OF SERVICE.

            (a)  Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein, an Option shall be exercisable after an Optionee's termination of Service as follows:

              (i)    Disability. If the Optionee's Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such other period of time (not less than six (6) months) as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the "Option Expiration Date").

              (ii)  Death. If the Optionee's Service with the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve (12) months (or such other period of time (not less than six (6) months) as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

              (iii)  Termination After Change in Control. To the extent provided by the Board and set forth in an Optionee's Option Agreement, if such Optionee's Service with the Participating Company Group is terminated following a Change in Control (as defined below), then (1) the Option, to the extent unexercised on the date on which the Optionee's Service terminated, shall remain exercisable for such period of time as provided in the Option Agreement, but in any event no later than the Option Expiration Date, and (ii) the vesting and exercisability of the Option shall be accelerated as of the date on which the Optionee's Service terminated to the extent provided in the Option Agreement.

              (iv)  Other Termination of Service. If the Optionee's Service with the Participating Company Group terminates for any reason, except Disability, death, or following a Change in Control as provided in Section 6.6(a)(iii), the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee at any time prior to the expiration of three (3) months (or such other period of time (not less than one (1) month) as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

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            (b)  Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.6(a) is prevented by the provisions of Section 12 below, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

            (c)  Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.6(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

  7. TERMS AND CONDITIONS OF DIRECTOR OPTIONS.

        Director Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Such Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions of Section 6 to the extent not inconsistent with this Section and the following terms and conditions:

          7.1  Automatic Grant. Subject to the execution by a Director of an appropriate Option Agreement, Director Options shall be granted automatically and without further action of the Board, as follows:

            (a)  Initial Option. Each person who is first elected or appointed as a Nonemployee Director after the date of the 2003 annual meeting of the stockholders of the Company (scheduled for June 3, 2003) shall be granted an Option to purchase twenty-five thousand (25,000) shares of Stock on the date of such initial election or appointment (an "Initial Option"). Notwithstanding anything herein to the contrary, a Director of the Company who previously did not qualify as a Nonemployee Director shall not receive an Initial Option in the event that such Director subsequently becomes a Nonemployee Director.

            (b)  Annual Option. Each Director (including a Director who is also an Employee) shall be granted on each July 1 (or the first business day thereafter if July 1 is not a business day) occurring after the date of the 2003 annual meeting of the stockholders of the Company (scheduled for June 3, 2003) an Option to purchase five thousand (5,000) shares of Stock (an "Annual Option").

            (c)  Supplemental Options. On the first business day occurring after the date of the 2003 annual meeting of the stockholders of the Company (scheduled for June 3, 2003), each Nonemployee Director remaining in office whose Service commenced prior to January 1, 2003 shall be granted an Option to purchase fifteen thousand (15,000) shares of Stock, and each Nonemployee Director remaining in office whose Service commenced on or after January 1, 2003 shall be granted an Option to purchase twenty-five thousand (25,000) shares of Stock (each, a "Supplemental Option").

            (d)  Right to Decline Director Option. Notwithstanding the foregoing, any person may elect not to receive a Director Option by delivering written notice of such election to the Board no later than the day prior to the date such Director Option would otherwise be granted. A person so declining a Director Option shall receive no payment or other consideration in lieu of such declined Director Option. A person who has declined a Director Option may revoke such election by delivering written notice of such revocation to the Board no later than the

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    day prior to the date such Director Option would be granted pursuant to Section 7.1(a) or (b), as the case may be.

          7.2  Exercise Price. The exercise price per share of Stock subject to a Director Option shall be the Fair Market Value of a share of Stock on the date the Director Option is granted.

          7.3  Vesting and Exercise Period. Provided that the Optionee's Service has been continuous from the date of grant until the relevant vesting date, each Initial Option and each Supplemental Option shall vest and become exercisable in three (3) substantially equal installments on each of the first three (3) anniversaries of the date of grant of the Option. Each Annual Option shall be immediately exercisable and vested in full on and after the date of grant of the Option. Director Options shall terminate and cease to be exercisable on the date ten (10) years after the date of grant of the Director Option, unless earlier terminated pursuant to the terms of the Plan or the Option Agreement.

          7.4  Effect of Termination of Service.

            (a)  Option Exercisability. Subject to earlier termination of the Director Option as otherwise provided herein, a Director Option shall be exercisable after an Optionee's termination of Service as follows:

              (i)    Disability. If the Optionee's Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Director Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

              (ii)  Death. If the Optionee's Service with the Participating Company Group is terminated because of the death of the Optionee, the Director Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Director Option by reason of the Optionee's death at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

              (iii)  Termination After Change in Control. If the Optionee's Service with the Participating Group ceases as a result of a "Termination After Change in Control" (as defined in the Option Agreement evidencing the Director Option), the (1) the Director Option may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of six (6) months after the date on which the Optionee's Service was so terminated, but in any event no later than the Option Expiration Date, and (2) the exercisability and vesting of the Option shall be accelerated in full effective as of the date on which the Optionee's Service terminated.

              (iv)  Other Termination of Service. If the Optionee's Service with the Participating Company Group terminates for any reason, except Disability, death or Termination After Change in Control, the Director Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee at any time prior to the expiration of three (3) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

            (b)  Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of a Director Option within the applicable time periods set forth in Section 7.4(a) is prevented

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    by the provisions of Section 12 below, the Director Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Director Option is exercisable, but in any event no later than the Option Expiration Date.

            (c)  Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 7.4 (a) of shares acquired upon the exercise of the Director Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Director Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

  8. STANDARD FORMS OF OPTION AGREEMENT.

          8.1  Incentive Stock Options. Unless otherwise provided by the Board at the time the Option is granted, an Option designated as an "Incentive Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of Incentive Stock Option Agreement approved by the Board from time to time.

          8.2  Nonstatutory Stock Options (Other than Director Option). Unless otherwise provided by the Board at the time the Option is granted, an Option designated as a "Nonstatutory Stock Option" (other than a Director Option) shall comply with and be subject to the terms and conditions set forth in the form of Nonstatutory Stock Option Agreement approved by the Board from time to time.

          8.3  Director Option. Each Director Option shall comply with and be subject to the terms and conditions set forth in the appropriate form of Nonstatutory Stock Option Agreement (Director Option) approved by the Board from time to time.

          8.4  Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section 8 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement shall be in accordance with the terms of the Plan.

  9. CHANGE IN CONTROL.

          9.1  Definitions.

            (a)  An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company:

              (i)    the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company (other than as selling stockholders in an underwritten public offering) of more than fifty percent (50%) of the voting stock of the Company;

              (ii)  a merger or consolidation in which the Company is a party;

              (iii)  the sale, exchange, or transfer of all or substantially all of the assets of the Company; or

              (iv)  a liquidation or dissolution of the Company.

            (b)  A "Change in Control" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "Transaction") wherein the stockholders of the

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    Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "Transferee Corporation(s)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

          9.2  Effect of Change in Control on Options. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. For purposes of this Section 9.2, an Option shall be deemed assumed if, following the Change in Control, the Option confers the right to purchase in accordance with its terms and conditions, for each share of Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Change in Control was entitled. In the event the Acquiring Corporation elects not to assume or substitute for outstanding Options in connection with a Change in Control, any unexercisable or unvested portion of the outstanding Options shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control. The exercise or vesting of any Option that was permissible solely by reason of this Section 9.2 shall be conditioned upon the consummation of the Change in Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 9.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its sole discretion.

  10. PROVISION OF INFORMATION.

        Each Optionee shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

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  11. NONTRANSFERABILITY OF OPTIONS.

        During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, a Nonstatutory Stock Option shall be assignable or transferable to the extent permitted by the Board and set forth in the Option Agreement evidencing such Option.

  12. COMPLIANCE WITH SECURITIES LAW.

        The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

  13. INDEMNIFICATION.

        In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

  14. TERMINATION OR AMENDMENT OF PLAN.

        The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation

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or rule. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

        IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the InsWeb Corporation 1997 Stock Option Plan as duly adopted and amended by the Board effective as of June 3, 2003.

/s/ L. Eric Loewe Secretary

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INSWEB CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 3, 2003

SOLICITED BY THE BOARD OF DIRECTORS

                The undersigned hereby appoints Hussein A. Enan and Mark P. Guthrie, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in InsWeb Corporation, a Delaware corporation (“InsWeb”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of InsWeb to be held at the corporate headquarters of InsWeb, located at 11290 Pyrites Way, Suite 200, Gold River, California 95670 on June 3, 2003, at 9:00 a.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of InsWeb dated May 2, 2003 (the “Proxy Statement”), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting. THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1, 2 AND 3.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

☒	Please mark votes as in this example

The Board of Directors recommends a Vote “FOR” the following proposals:

FOR all nominees listed at right	WITHHOLD AUTHORITY to vote (except as marked to the contrary below) for all nominees listed at right.
☐	☐

1.	To elect the following two (2) persons as Class I directors to hold office for a three-year term and until their respective successors are elected and qualified:

NOMINEES:	ROBERT A. PUCCINELLI
MARK P. GUTHRIE

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, WRITE THAT NOMINEE’S NAME BELOW.)

2.	To approve and ratify the appointment of Ernst & Young LLP as independent auditors for InsWeb for the fiscal year ending December 31, 2003.	FOR ☐	ABSTAIN ☐	AGAINST ☐

3.	To approve amendment to InsWeb’s 1997 Stock Option Plan.	FOR ☐	ABSTAIN ☐	AGAINST ☐

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

	Date:	, 2003
Signature

Please sign here. If shares of stock are held jointly, both or all of such persons should sign. An authorized person should sign Corporate or partnership proxies in full corporate or partnership name. Persons signing in a fiduciary capacity should indicate their full titles in such capacity.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 3, 2003
TABLE OF CONTENTS
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
SOLICITATION AND VOTING OF PROXIES
INFORMATION ABOUT INSWEB
EXECUTIVE COMPENSATION AND OTHER MATTERS
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
AUDIT FEES
COMPARISON OF STOCKHOLDER RETURN
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL NO. 3 APPROVAL OF AMENDMENT TO INSWEB'S 1997 STOCK PLAN
Amended Plan Benefits
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
TRANSACTION OF OTHER BUSINESS
APPENDIX A INSWEB CORPORATION CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
APPENDIX B INSWEB CORPORATION 1997 STOCK OPTION PLAN